Award Timing Disclosure	12 Months Ended
Jan. 03, 2026
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Policy Regarding the Pricing and Timing of Equity Awards.
While we have not adopted a formal policy regarding the timing of equity awards, the Compensation Committee has historically made annual equity award grants to our NEOs, during the first quarter of the fiscal year. This timing allows the Compensation Committee to have the benefit of considering our year-end
financial and operational results prior to setting any performance goals applicable to equity grants. The Committee neither grants equity awards in anticipation of the release of material nonpublic information, nor is the timing of disclosures of material nonpublic information based on equity award grant dates. We do not currently grant stock options or stock appreciation rights.